Exhibit 99.1

                     PRELIMINARY FINANCIAL STATEMENTS
      (all numbers in $000's except per share data and shares outstanding)
               (All financial information included is UNAUDITED.)
                    CONDENSED STATEMENTS OF OPERATIONS

                                                       For the month ended
                                                          May 31,
                                                           2006
                                                       ------------

REVENUES
     Revenues                                                $ 322
          Total Net Revenues                                   322

COST OF REVENUES
     Cost of Revenues                                          227
     Write-down of excess and obsolete inventory                 -
                                                       ------------
          Total Cost of Revenues                               227
                                                       ------------
GROSS PROFIT                                                    95

OPERATING EXPENSES
     Research and development                                  583
     Sales and marketing                                       118
     General and administrative                                237
                                                       ------------
            Total Operating expenses                           939
                                                       ------------
LOSS FROM OPERATIONS                                          (844)
                                                       ------------

OTHER (EXPENSE) INCOME, NET:
     Interest Income                                             6
     Amortization expense of discount on convertible debt      (13)
     Interest charged on convertible debt                      (84)
     Other interest expense                                      -
     Other, net                                                109
                                                       ------------
TOTAL OTHER EXPENSE, NET                                        19
                                                       ------------

NET LOSS                                                    $ (824)
                                                       ============



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
                            CONDENSED BALANCE SHEETS
                                                           May 31,
                                                            2006
                                                       ------------
ASSETS
     CURRENT ASSETS:
     Cash and cash equivalents                               $ 402
     Accounts receivable - net                                 979   A/R Includes unbilled A/R of $500.5K
     Accounts receivable - related party                       268
     Inventories                                             9,888
     Prepaid expenses                                          669
     Other                                                      96
                                                       ------------
     TOTAL CURRENT ASSETS                                   12,304

     Property and equipment, net                             2,471
     Deposits                                                   58
     Software development and licensing                      1,475
     Other long-term assets                                     66
                                                       ------------

     TOTAL ASSETS                                         $ 16,373
                                                       ============

LIABILITIES AND STOCKHOLDERS' EQUITY
     CURRENT LIABILITIES:
     Accounts payable                                      $ 1,515
     Current portion of notes payable, net of discount         708
     Customer deposits                                         885
     Deferred revenues                                         842
     Other accrued expenses                                  1,887
                                                       ------------
     TOTAL CURRENT LIABILITIES                               5,838

     TOTAL LONG-TERM LIABILITIES                             5,449


     TOTAL STOCKHOLDERS' EQUITY                              5,087
                                                       ------------

     TOTAL LIABILITIES & STOCKHOLDERS' EQUITY             $ 16,373
                                                       ============



These are preliminary interim statements subject to update

These financial statements have been prepared on a going concern basis , which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business, and, as a consequence, the financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Refer to the 2005 10K for discussion of risks and assumptions.